Exhibit (10)(ii)

CUSTODY AGREEMENT

          AGREEMENT, dated as of               , 2013 by and between Market Vectors Commodity Trust, a statutory trust organized and existing under the laws of the State of Delaware having its principal office and place of business at 335 Madison Avenue, New York, New York 10017, on behalf of its Series (defined herein) (the “Fund”) and The Bank of New York Mellon, a New York corporation authorized to do a banking business having its principal office and place of business at One Wall Street, New York, New York 10286 (“Custodian”).

WITNESSETH:

that for and in consideration of the mutual promises hereinafter set forth the Fund and Custodian agree as follows:

ARTICLE I
DEFINITIONS

          Whenever used in this Agreement, the following words shall have the meanings set forth below:

         1. “Authorized Person” shall be any person, whether or not an officer or employee of the Fund, duly authorized by the Fund’s board to execute any Certificate or to give any Instruction or Oral Instruction with respect to one or more Accounts, such persons to be designated in a Certificate annexed hereto as Schedule I hereto or such other Certificate as may be received by Custodian from time to time.

          2. “BNY Affiliate” shall mean any office, branch or subsidiary of The Bank of New York Mellon Corporation.

          3. “Book-Entry System” shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

          4. “Business Day” shall mean any day on which Custodian, Book-Entry System and relevant Depositories are open for business.

          5. “Certificate” shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to Custodian, which is actually received by Custodian by letter or facsimile transmission and signed on behalf of the Fund by an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

          6. “Composite Currency Unit” shall mean the Euro or any other composite currency unit consisting of the aggregate of specified amounts of specified currencies, as such unit may be constituted from time to time.

          7. “Depository” shall include the Book-Entry System, the Depository Trust Company, Euroclear, Clearstream Banking S.A. and any other securities depository, book-

entry system or clearing agency (and their respective successors and nominees) authorized to act as a securities depository, book-entry system or clearing agency pursuant to applicable law and identified to the Fund from time to time.

          8. “Instructions” shall mean communications transmitted by electronic or telecommunications media, including S.W.I.F.T., computer-to-computer interface, or dedicated transmission lines.

          9. “Oral Instructions” shall mean verbal instructions received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.

          10. “Series” shall mean the various portfolios of the Fund listed on Schedule II hereto.

          11. “Securities” shall include, without limitation, any common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository or by a Subcustodian).

          12. “Subcustodian” shall mean a bank (including any branch thereof) or other financial institution (other than a Depository) located outside the United States which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to the Fund from time to time, and their respective successors and nominees.

          13. “Transfer Agent” shall mean The Bank of New York Mellon.

ARTICLE II
APPOINTMENT OF CUSTODIAN; ACCOUNTS;
REPRESENTATIONS, WARRANTIES, AND COVENANTS

          1. (a) The Fund hereby appoints Custodian as custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts for each Series in which Custodian will hold Securities and cash as provided herein. Custodian shall maintain books and records segregating the assets of each Series from the assets of any other Series. Such accounts (each, an “Account”; collectively, the “Accounts”) shall be in the name of the Fund.

                    (b) Custodian may from time to time establish on its books and records such sub-accounts within each Account as the Fund and Custodian may agree upon (each a “Special Account”), and Custodian shall reflect therein such assets as the Fund may specify in a Certificate.

                    (c) Custodian may from time to time establish pursuant to a written agreement with and for the benefit of a broker, dealer, future commission merchant or other third party identified in a Certificate such accounts on such terms and conditions as the Fund and Custodian shall agree, and Custodian shall transfer to such account such Securities and money as the Fund may specify in a Certificate.

          2. The Fund hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each delivery of a Certificate or each giving of Oral Instructions or Instructions by the Fund, that:

                    (a) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

                    (b) This Agreement has been duly authorized, executed and delivered by the Fund constitutes a valid and legally binding obligation of the Fund, enforceable in accordance with its terms, and there is no statute, regulation, rule, order or judgment binding on it, and no provision of Amended and Restated Trust Agreement (“Trust Agreement”), nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property, which would prohibit its execution or performance of this Agreement;

                    (c) It is conducting its business in substantial compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted;

                    (d) It will not use the services provided by Custodian hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Fund;

                    (e) It is fully informed of the protections and risks associated with various methods of transmitting Instructions and Oral Instructions and delivering Certificates to Custodian, understands that there may be more secure methods of transmitting or delivering the same than the methods selected by the Fund, agrees that the security procedures (if any) to be utilized provide a commercially reasonable degree of protection in light of its particular needs and circumstances, and acknowledges and agrees that Instructions need not be reviewed by Custodian, may conclusively be presumed by Custodian to have been given by person(s) duly authorized, and may be acted upon as given;

                    (f) It shall manage its borrowings, including, without limitation, any advance or overdraft (including any day-light overdraft) in the Accounts, so that the aggregate of its total borrowings for each Series does not exceed the amount such Series is permitted to borrow;

                    (g) It shall impose and maintain restrictions on the destinations to which cash may be disbursed by Instructions to ensure that each disbursement is for a proper purpose; and

                    (h) It has the right to make the pledge and grant the security interest and security entitlement to Custodian contained in Section 1 of Article V hereof, free of any right of redemption or prior claim of any other person or entity, such pledge and such grants shall have a first priority subject to no setoffs, counterclaims, or other liens or grants prior to or on a parity therewith, and it shall take such additional steps as Custodian may require to assure such priority.

          3. The Fund hereby covenants that it shall from time to time complete and execute and deliver to Custodian upon Custodian’s request a Form FR U-1 (or successor form) whenever the Fund borrows from Custodian any money to be used for the purchase or carrying of margin stock as defined in Federal Reserve Regulation U.

ARTICLE III
CUSTODY AND RELATED SERVICES

          1. (a) Subject to the terms hereof, the Fund hereby authorizes Custodian to hold any Securities received by it from time to time for the Fund’s account. Custodian shall be entitled to utilize Depositories and Subcustodians to the extent possible in connection with its performance hereunder. Securities and cash held in a Depository will be held subject to the rules, terms and conditions of such entity. Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian’s agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in Depositories in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with a Subcustodian or a Depositary will be held in a commingled account, in the name of Custodian, holding only Securities held by Custodian as custodian for its customers. Custodian shall identify on its books and records the Securities and cash belonging to a Fund, whether held directly or indirectly through Depositories or Subcustodians. Custodian shall, directly or indirectly through Subcustodians or Depositories, endeavor, to the extent feasible, to hold Securities in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for cancellation and/or payment and/or registration, or where such Securities are acquired. Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian.

                    (b) Unless Custodian has received a Certificate or Instructions to the contrary or applicable law otherwise requires, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors or operators, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities or for funds advanced on behalf of the Fund by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

                    (c) With respect to each Depository, Custodian shall exercise reasonable care, prudence, and diligence (i) to provide the Fund with an analysis of the custody risks associated with maintaining assets with the Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees that such analysis and monitoring shall be made on the basis of, and limited by, information gathered from Subcustodians or through publicly available information otherwise obtained by Custodian, and shall not include any evaluation of Country Risks. As used herein the term “Country Risks” shall mean with respect to any Depository: (a) the financial infrastructure of the country in which it is organized, (b) such country’s prevailing custody and settlement practices, (c) nationalization, expropriation or other governmental actions, (d) such country’s regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and (f) market conditions which affect the order execution of securities transactions or affect the value of securities.

          2. Custodian shall furnish the Fund with an advice of daily transactions (including a confirmation of each transfer of Securities) and a monthly summary of all transfers to or from the Accounts.

          3. With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

                    (a) Receive all income and other payments and advise the Fund as promptly as practicable of any such amounts due but not paid;

                    (b) Present for payment and receive the amount paid upon all Securities which may mature and advise the Fund as promptly as practicable of any such amounts due but not paid;

                    (c) Forward to the Fund copies of all information or documents that it may actually receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;

                    (d) Execute, as custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

                    (e) Hold directly or through a Depository or a Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

                    (f) Endorse for collection checks, drafts or other negotiable instruments.

          4. (a) Custodian shall notify the Fund of rights or discretionary actions with respect to Securities held hereunder, and of the date or dates by when such rights must be exercised or such action must be taken, provided that Custodian has actually received, from the issuer or the relevant Depository or from the relevant Subcustodian or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify the Fund.

                    (b) Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer discretionary rights on the Fund or provide for discretionary action or alternative courses of action by the Fund, the Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive the Fund’s Certificate or Instructions at Custodian’s offices, addressed as Custodian may from time to time request, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may specify to the Fund). Absent Custodian’s timely receipt of such Certificate or Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

          5. All voting rights with respect to Securities, however registered, shall be exercised by the Fund or its designee. For Securities issued in the United States, Custodian’s only duty shall be to mail to the Fund any documents (including proxy statements, annual reports and signed proxies) actually received by Custodian relating to the exercise of such voting rights. With respect to Securities issued outside of the United States, Custodian’s only duty shall be to provide the Fund with access to a provider of global proxy services at the Fund’s request. The Fund shall be responsible for all costs associated with its use of such services.

          6. Custodian shall promptly advise the Fund upon Custodian’s actual receipt of notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian or any Depository holds any Securities in which the Fund has an interest as part of a fungible mass, Custodian, such Subcustodian or Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

          7. Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from U.S. federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

          8. The Fund shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto (“Taxes”), with respect to any cash or Securities held on behalf of the Fund or any transaction related thereto. The Fund shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of the Fund (including any payment of Tax required by reason of an earlier failure to withhold). Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian is hereby authorized to withdraw cash from any cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian or other withholding agent, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify the Fund in writing of the additional amount of cash (in the appropriate currency) required, and the Fund shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Fund is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Fund all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns notwithstanding the termination of this Agreement.

          9. (a) For the purpose of settling Securities and foreign exchange transactions, the Fund shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, “sufficient immediately available funds” shall mean either (i) sufficient cash denominated in U.S. dollars to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. Custodian shall provide the Fund with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from Subcustodians and Depositories. Such funds shall be in U.S. dollars or such other currency as the Fund may specify to Custodian.

                    (b) Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate or Instructions with respect to foreign exchange transactions, but Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding cash denominated in a foreign currency.

                    (c) To the extent that Custodian has agreed to provide pricing or other information services in connection with this Agreement, Custodian is authorized to utilize any vendor (including brokers and dealers of Securities) reasonably believed by Custodian to be reliable to provide such information. The Fund understands that certain pricing information with respect to complex financial instruments (e.g., derivatives) may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material. Where vendors do not provide information for particular Securities or other property, an Authorized Person may advise Custodian in a Certificate regarding the fair market value of, or provide other information with respect to, such Securities or property as determined by it in good faith. Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder.

          11. As an accommodation to the Fund, Custodian may provide consolidated recordkeeping services pursuant to which Custodian reflects on Account statements Securities or other assets not held in Custodian’s vault or for which Custodian or its nominee is not the registered owner (“Non-Custody Assets”), Non-Custody Assets shall be designated on Custodian’s books as “shares not held” or by other similar characterization. Customer acknowledges and agrees that it shall have no security entitlement against Custodian with respect to Non-Custody Assets, that Custodian shall rely, without independent verification, on information provided by Customer regarding Non-Custody Assets (including but not limited to positions and market valuations) and that Custodian shall have no responsibility whatsoever with respect to Non-Custody Assets or the accuracy of any information maintained on Custodian’s books or set forth on account statements concerning Non-Custody Assets.

          12. From time to time Custodian may make available to the Fund or its agent(s) certain computer programs, products, services, reports or information (including, without limitation, information obtained by Custodian from third parties and information reflecting Custodian’s input, evaluation and interpretation (collectively, “Tools”). Tools may allow the Fund or its agent(s) to perform certain analytic, accounting, compliance, reconciliation and other functions with respect to the Account. By way of example, Tools may assist the Fund or its agent(s) in analyzing the performance of investment managers appointed by the Fund, determining on a post-trade basis whether transactions for the Account comply with the Fund’s investment guidelines, evaluating assets at risk, and performing account reconciliations. Tools may be used only for the Fund’s internal purposes, and may not be resold, redistributed or otherwise made available to third parties. Tools are the sole and exclusive property of Custodian and its suppliers. The Fund may not reverse engineer or decompile any computer programs provided by the Custodian comprising, or provided as a part of, any Tools. Information supplied by third parties may be incorrect or incomplete, and any information, reports, analytics or other services supplied by Custodian that rely on information from third parties may also be incorrect or incomplete. All Tools are provided “AS IS”, whether or not they are modified to meet specific needs of the Fund and regardless of whether Custodian is compensated by the Fund for providing such Tools. CUSTODIAN DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT

TO THE TOOLS, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, CUSTODIAN AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY LOSS, COST, EXPENSE, DAMAGE, LIABILITY OR CLAIM SUFFERED OR INCURRED BY CUSTOMER, ITS AGENT(S) OR ANY OTHER PERSON AS A RESULT OF USE OF, INABILITY TO USE, OR RELIANCE UPON ANY TOOLS.

          13. Custodian shall promptly send to the Fund (a) any reports it receives from a Depository on such Depository’s system of internal accounting control, and (b) such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

          14. Until such time as Custodian receives a certificate to the contrary with respect to a particular Security, Custodian may release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and shareholder. With respect to Securities issued outside of the United States, information shall be released only if required by law or regulation or market practice of the particular country in which the Securities are located.

ARTICLE IV
PURCHASE AND SALE OF SECURITIES;
CREDITS TO ACCOUNT

          1. Promptly after each purchase or sale of Securities by the Fund, the Fund shall deliver to Custodian a Certificate or Instructions, or with respect to a purchase or sale of a Security generally required to be settled on the same day the purchase or sale is made, Oral Instructions specifying all information Custodian may reasonably request to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

          2. The Fund understands that when Custodian is instructed to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Notwithstanding any provision in this Agreement to the contrary, settlements, payments and deliveries of Securities may be effected by Custodian or any Subcustodian in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction in which the transaction occurs, including, without limitation, delivery to a purchaser or dealer therefor (or agent) against receipt with the expectation of receiving later payment for such Securities. The Fund assumes full responsibility for all risks, including, without limitation, credit risks, involved in connection with such deliveries of Securities.

          3. Custodian may, as a matter of bookkeeping convenience or by separate agreement with the Fund, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on

Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian is actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be “final” until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

ARTICLE V
OVERDRAFTS OR INDEBTEDNESS

          1. If Custodian in its sole discretion advances funds in any currency hereunder or there shall arise for whatever reason an overdraft in an Account (including, without limitation, overdrafts incurred in connection with the settlement of securities transactions, funds transfers or foreign exchange transactions) or if a Series is for any other reason indebted to Custodian, the Series agrees to repay Custodian on demand the amount of the advance, overdraft or indebtedness plus accrued interest at a rate ordinarily charged by Custodian to its institutional custody customers in the relevant currency.

          2. In order to secure repayment of a Series’ obligations to Custodian hereunder, the Series hereby pledges and grants to Custodian a continuing lien and security interest in, and right of set-off against, all of Customer’s right, title and interest in and to the Accounts and the Securities, money and other property now or hereafter held in the Accounts (including proceeds thereof), and any other property at any time held by it for the account of each respective Series listed on Exhibit A. In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee and secured creditor under applicable laws, rules or regulations as then in effect.

ARTICLE VI
SALE AND REDEMPTION OF SHARES

          Custodian shall, upon receipt of instructions from the Transfer Agent, make funds and securities available for payment to, or in accordance with the instructions of, the Transfer Agent for the redemption or repurchase of shares of the Fund (“Shares”) which shall have been accepted by the Transfer Agent. The Custodian will transfer any Securities to or on the order of the person identified by the Transfer Agent in the manner specified by the Transfer Agent (either through the Depository Trust Company (“DTC”) or otherwise). Any cash redemption payment (less any applicable cash redemption transaction fees) shall be effected as specified by the Transfer Agent either through DTC or through wire transfer in the case of redemptions effected outside of DTC.

ARTICLE VII
PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

          1. Whenever the Fund shall determine to pay a dividend or distribution on Shares it shall furnish to Custodian Instructions or a Certificate setting forth with respect to the Series specified therein the date of the declaration of such dividend or distribution, the total amount payable, and the payment date.

          2. Upon the payment date specified in such Instructions or Certificate, Custodian shall pay out of the money held for the account of such Series the total amount payable to the dividend agent of the Fund specified therein.

ARTICLE VIII
CONCERNING CUSTODIAN

          1. (a) Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including reasonable attorneys’ and accountants’ fees (collectively, “Losses”), incurred by or asserted against the Fund, except those Losses arising out of Custodian’s own negligence or willful misconduct. Custodian shall have no liability whatsoever for the action or inaction of any Depositories. With respect to any Losses incurred by the Fund as a result of the acts or any failures to act by any Subcustodian (other than a BNY Affiliate), Custodian shall take appropriate action to recover such Losses from such Subcustodian; and Custodian’s sole responsibility and. liability to the Fund shall be limited to amounts so received from such Subcustodian (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to the Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement, except Custodian shall indemnify the Fund against direct money damages caused by Custodian’s own negligence or willful misconduct, nor shall the Custodian or any Subcustodian be liable: (i) for acting in accordance with any Certificate or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be given by an Authorized Person; (ii) for acting in accordance with Instructions without reviewing the same; (iii) for conclusively presuming that all Instructions are given only by person(s) duly authorized; (iv) for conclusively presuming that all disbursements of cash directed by the Fund, whether by a Certificate, an Oral Instruction, or an Instruction, are in accordance with Section 2(h) of Article II hereof; (v) for holding property in any particular country, including, but not limited to, Losses resulting from nationalization; expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or Securities or market conditions which prevent the transfer of property or execution of Securities transactions or affect the value of property; (vi) for any Losses due to forces beyond the control of Custodian, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, or interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; (vii) for the insolvency of any Subcustodian (other than a BNY Affiliate) or, except to the extent such action or inaction is a direct result of the Custodian’s failure to fulfill its duties hereunder, any Depository; or (viii) for any Losses arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, including, without limitation, implementation or adoption of any rules or procedures of a Depository, which may affect, limit, prevent or impose costs or burdens on, the transferability, convertibility, or availability of any currency or Composite Currency Unit in any country or on the transfer of any Securities, and in no event shall Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected, limited, or prevented by such law, regulation or event, and to the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any cash currency or Composite Currency Unit, such cost or charge shall be for the account of the Fund, and Custodian may treat any account denominated in an affected currency as a group of separate accounts denominated in the relevant component currencies.

                    (b) Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

                    (c) The Fund agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian’s performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by the Fund; provided however, that the Fund shall not indemnify Custodian for those Losses arising out of Custodian’s own negligence or willful misconduct. This indemnity shall be a continuing obligation of the Fund, its successors and assigns, notwithstanding the termination of this Agreement.

                    (d) Custodian agrees and consents (the “Consent”) to look solely to the assets (the “Series Assets”) of the particular Series in controversy for payment in respect of any claim against or obligation of such Series. The Series Assets include only those funds and other assets that are paid, held or distributed to the Fund on account of and for the benefit of that particular Fund, including, without limitation, funds delivered to the Fund for the purchase of Shares in such Series. In furtherance of the Consent, Custodian agrees that any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, “Claims”) against a Series incurred, contracted for or otherwise existing shall be subject to the following limitations:

                               (i) The Claims of Custodian shall only be asserted and enforceable against a particular Series and the Series Assets of such Series and such Claims shall not be asserted or enforceable for any reason whatsoever against any other Series, the Fund generally or any of their respective assets;

                              (ii) if the Claims of Custodian against a Series or the Fund are secured in whole or in part, Custodian hereby waives (under Section 1111(b) of the U.S. Bankruptcy Code (11 U.S.C. § 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Fund or any Series (other than the Series against which the Claim is made), as the case may be; and

                    (e) the foregoing Consent shall apply at all times notwithstanding that the Claims are satisfied and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.

                    (f) It is expressly acknowledged and agreed that the obligations of each Series hereunder shall not be binding upon any shareholder, Trustee, officer, employee or agent of such Series, personally. This Agreement has been duly authorized, executed and delivered by each Series and neither such authorization nor such execution and delivery shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

          2. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for:

                    (a) Any Losses incurred by the Fund or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market;

                    (b) The validity of the issue of any Securities purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor;

                    (c) The legality of the sale or redemption of any Shares, or the propriety of the amount to be received or paid therefor;

                    (d) The legality of the declaration or payment of any dividend or distribution by the Fund;

                    (e) The legality of any borrowing by the Fund;

                    (f) The legality of any loan of portfolio Securities, nor shall Custodian be under any duty or obligation to see to it that any cash or collateral delivered to it by a broker, dealer or financial institution or held by it at any time as a result of such loan of portfolio Securities is adequate security for the Fund against any loss it might sustain as a result of such loan, which duty or obligation shall be the sole responsibility of the Fund. In addition, Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent makes payment to if of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however that Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due;

                    (g) The sufficiency or value of any amounts of money and/or Securities held in any Special Account in connection with transactions by the Fund; whether any broker, dealer, futures commission merchant or clearing member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or clearing member, or whether any payment received by Custodian from any broker, dealer, futures commission merchant or clearing member is the amount the Fund is entitled to receive, or to notify the Fund o Custodian’s receipt or non-receipt of any such payment; or

                    (h) Whether any Securities at any time delivered to, or held by it or by any Subcustodian, for the account of the Fund and specifically allocated to a Series are such as properly may be held by the Fund or such Series under the provisions of its then current prospectus and statement of additional information, or to ascertain whether any transactions by the Fund, whether or not involving Custodian, are such transactions as may properly be engaged in by the Fund.

          3. Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice of outside counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

          4. Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

          5. Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

          6. The Fund shall pay to Custodian the fees and charges as may be specifically agreed upon from time to time and such other fees and charges at Custodian’s standard rates for such services as may be applicable. The Fund shall reimburse Custodian for all costs associated with the conversion of the Fund’s Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. The Fund shall also reimburse Custodian for out-of-pocket expenses which are a normal incident of the services provided hereunder.

          7. Custodian has the right to debit any cash account for any amount payable by the Fund in connection with any and all obligations of the Fund to Custodian. In addition to the rights of Custodian under applicable law and other agreements, at any time when the Fund shall not have honored any of its obligations to Custodian, Custodian shall have the right upon notice to the Fund to retain or set-off, against such obligations of the Fund, any Securities or cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of the Fund, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to the Fund in any currency or Composite Currency Unit. Any such asset of, or obligation to, the Fund may he transferred to Custodian and any BNY Affiliate in order to effect the above rights.

          8. The Fund agrees to forward to Custodian a Certificate or Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Fund agrees that the fact that such confirming Certificate or Instructions are not received or that a contrary Certificate or contrary

Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If the Fund elects to transmit Instructions through an on-line communications system offered by Custodian, the Fund’s use thereof shall be subject to the Terms and Conditions attached as Appendix I hereto, and Custodian shall provide user and authorization codes, passwords and authentication keys only to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

          9. The books and records pertaining to the Fund which are in possession of Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the ‘40 Act and the rules thereunder. The Fund, or its authorized representatives, shall have access to such books and records during Custodian’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized representative. Upon the reasonable request of the Fund, Custodian shall provide in hard copy or on computer disc any records included in any such delivery which are maintained by Custodian on a computer disc, or are similarly maintained.

          10. It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of a Depository, and with such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

          11. Custodian represents that it has established and implemented a disaster recovery plan and back-up system reasonably designed to satisfy the requirements of all applicable law, rules, and regulations and which is reasonable under the circumstances. Provided that the foregoing representation has remained true and correct at the time of a failure as contemplated in this Section, Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions, it also being understood that Custodian shall use commercially reasonable efforts to resume performance as soon as practicable under the circumstances.

          12. Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

ARTICLE IX
TERMINATION

          1. Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. Upon termination hereof, the notifying Series shall pay to Custodian such compensation as may be due to Custodian, and shall likewise reimburse Custodian for other amounts payable or reimbursable to Custodian hereunder. Custodian shall follow such reasonable Instructions concerning the transfer of custody of records, Securities and other items as the Series shall give; provided, that (a) Custodian shall have no liability for shipping and insurance costs associated therewith, and (b) full payment shall have been made to Custodian of its compensation, costs, expenses and other amounts to which it is entitled hereunder. If any Securities or cash remain in any Account, Custodian may deliver to the Series such Securities and cash. Except as otherwise provided herein, all obligations of the parties to each other hereunder shall cease upon termination of this Agreement. Termination of this Agreement by any individual Series shall not constitute termination by any other Series unless separate notice is given.

ARTICLE X
MISCELLANEOUS

          1. The Fund agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Certificates or Oral Instructions or such present Authorized Persons.

          2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it as its offices at One Wall Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

          3. Any notice or other instrument in writing authorized or required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and received by it at its offices at 335 Madison Avenue, New York, New York 10017, or at such other place as the Fund may from time to time designate in writing.

          4. Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

          5. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any exclusive jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties, except that any amendment to the Schedule I hereto need be signed only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however., that this Agreement shall not be assignable by either party without the written consent of the other.

          6. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

          7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

          IN WITNESS WHEREOF, the Fund and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

MARKET VECTORS COMMODITY TRUST, on behalf of each Fund listed on Exhibit A By: Van Eck Absolute Return Advisers Corp., its Managing Owner

By:
Name:
Title:

Tax Identification No:

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

APPENDIX I

THE BANK OF NEW YORK MELLON

ON-LINE COMMUNICATIONS SYSTEM (THE “SYSTEM”)

TERMS AND CONDITIONS

          1. License; Use. Upon delivery to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person of the Fund of software enabling the Fund to obtain access to the System (the “Software”), Custodian grants to the Fund a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). The Fund shall use the Software solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to the Fund with respect to the Software. The Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof. The Fund further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with respect to the Software inconsistent with the foregoing acknowledgments, nor shall you attempt to decompile, reverse engineer or modify the Software. The Fund may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without Custodian’s prior written consent. The Fund may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. The Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian’s request.

          2. Equipment. The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

          3. Proprietary information. The Software, any data base and any proprietary data, processes, information and documentation made available to the Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the “Information”), are the exclusive and confidential property of Custodian or its suppliers. The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the Software license granted herein for any reason, the Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control.

          4. Modifications. Custodian reserves the right to modify the Software from time to time and the Fund shall install new releases of the Software as Custodian may direct. The Fund agrees not to modify or attempt to modify the Software without Custodian’s prior written consent. The Fund acknowledges that any modifications to the Software, whether by the Fund or Custodian and whether with or without Custodian’s consent, shall become the property of Custodian.

          5. NO REPRESENTATIONS OR WARRANTIES. CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE FUND ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE PROVIDED “AS IS.” IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH THE FUND MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, EVEN IT CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

          6. Security; Reliance; Unauthorized Use. The Fund will cause all persons utilizing the Software and System to treat all applicable user and authorization codes, passwords and authentication keys with extreme care, and it will establish internal control and safekeeping procedures to restrict the availability of the same to persons duly authorized to give Instructions. Custodian is hereby irrevocably authorized to act in accordance with and rely on Instructions received by it through the System. The Fund acknowledges that it is its sole responsibility to assure that only persons duly authorized use the System and that Custodian shall not be responsible nor liable for any unauthorized use thereof.

          7. System Acknowledgments. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and the Fund may not claim that such transmission was received by Custodian.

          8. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. THE FUND MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO THE FUND OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORTER ADMINISTRATION REGULATIONS.

App I-2

DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

          9. ENCRYPTION. The Fund acknowledges and agrees that encryption may not be available for every communication through the System, or for all data. The Fund agrees that Custodian may deactivate any encryption features at any time, without notice or liability to the Fund, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

App I-3

SCHEDULE I

CERTIFICATE OF AUTHORIZED PERSONS

(The Fund - Oral Instructions and Instructions)

          I,                              , of Van Eck Absolute Return Advisers Corp., a corporation organized under the laws of Delaware (the “Managing Owner”), as managing owner of Market Vectors Morningstar Long/Flat Commodity ETF and Market Vectors Morningstar Long/Short Commodity ETF, each a series of Market Vectors Commodity Trust (each, a “Fund”), do hereby certify that:

          The following individuals hold the following titles with the Managing Owner, and the signatures set forth opposite their respective names are their true and correct signatures. Each such person is authorized to give written or oral instructions or written or oral specifications by or on behalf of a Fund to BNYM.

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

          This certificate supersedes any certificate of Authorized Persons you may currently have on file

[seal]	By:

Title

Sch I-1

SCHEDULE II
as of     , 2013

Market Vectors Low Volatility Commodity ETF, a series of Market Vectors Commodity Trust

Market Vectors Long/Short Commodity ETF, a series of Market Vectors Commodity Trust

Sch. II